Oppenheimer Global Multi-Alternatives Fund

Supplement dated February 13, 2015 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Global Multi-Alternatives Fund (the “Fund”), each dated January 28, 2015, and is in addition to any other supplement(s).

Effective immediately:

1.	The bottom left legend on the front cover of the Prospectus is deleted and replaced with the following:

As with all mutual funds, the Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved the Fund's securities nor have they determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

2.	The following is added to the Prospectus under the section “Net Asset Value.”:

The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

3.	The following is added to the Prospectus under the section “The Fund’s Principal Investment Strategies and Risks.”:

Commodities Regulatory Risk. The Commodity Futures Trading Commission (the "CFTC") adopted certain regulatory changes that will subject the Manager to certain CFTC disclosure, reporting and recordkeeping requirements with respect to its management of the Fund if the Fund does not operate within certain derivatives trading and marketing limitations. Compliance with these additional registration and regulatory requirements could be expected to increase the Fund's expenses. Consistent with the Fund's principal investment strategy, the Manager intends to maintain the flexibility to utilize certain derivatives beyond the trading limitations provided under the new CFTC rules, and the Fund will likely not qualify for a regulatory exemption.

4.	The section “Regulatory Aspects of Derivatives and Hedging Instruments” in the SAI is deleted and replaced with the following:

Regulatory Aspects of Derivatives and Hedging Instruments. As a result of amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Manager must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a "commodity pool operator" ("CPO") with respect to the Fund operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, an exemption from registration as a CPO may be claimed only if the registered investment company uses futures contracts, options on such futures, commodity options and certain swaps solely for "bona fide hedging purposes," or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

Consistent with Fund's principal investment strategy, the Manager intends to maintain the flexibility to utilize futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules. As such, the Fund does not qualify for the Rule 4.5 exemption under CFTC rules. Therefore, the Manager (as a registered CPO with respect to the Fund), will be required to comply with the CFTC disclosure, reporting and recordkeeping requirements with respect to its management of the Fund.

Financial reform legislation that is currently being implemented imposes execution and clearing requirements on certain types of over-the-counter derivatives, among other things. In a cleared derivatives transaction, the Fund’s ultimate counterparty is a clearing organization, or clearinghouse, rather than a bank or broker. The Fund will enter into cleared derivatives transactions with an executing broker. Such transactions then will be submitted for clearing and, if cleared, will be held in accounts at regulated futures commission merchants that are members of clearinghouse. In contrast to bilateral derivatives transactions, cleared derivatives transactions are submitted for clearing to clearinghouses immediately following execution of the agreement. Clearinghouses and the members of such clearinghouses generally can require termination of existing cleared derivatives transactions at any time, and can also require increases in margin above the margin that was required at the beginning of a transaction.

The Fund is also subject to the risk that, after entering into a cleared derivatives transaction, no futures commission merchant or clearinghouse is willing or able to clear the transaction on the Fund’s behalf. In such an event, the Fund might have to pay a termination amount to the executing broker. Further, the assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s futures commission merchant or the clearinghouse, because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the futures commission merchant’s customers. Also, the Fund is subject to the risk that the futures commission merchant will use the Fund’s assets, which are held in an omnibus account with assets belonging to the futures commission merchant’s other customers, to satisfy payment obligations of a defaulting customer of the futures commission merchant to the clearinghouse. In addition, futures commission merchants generally provide to the clearinghouse the net amount of variation margin required for cleared derivatives for all customers in the aggregate, rather than the gross amount for each customer. The Fund is therefore subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the futures commission merchant has suffered a loss and is in default. In cleared derivatives transactions, the Fund is also required to post initial as well as variation margin, thus increasing the cost of transacting in this type of instrument.

The ultimate impact of the financial reform legislation and related regulations remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions.

5.	The following is added to the SAI under the section “Additional Information About the Fund”:

Location of Accounts and Records. The accounts, books and other documents required to be maintained by the Fund pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OFI Global Asset Management, Inc., OppenheimerFunds, Inc. and Shareholder Services, Inc., as applicable, at each entity’s offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924. Certain other accounts, books and other documents related to the Fund and the Manager are in the possession of OppenheimerFunds Distributor, Inc. located at 225 Liberty St., New York, NY 10281 and Brown Brothers Harriman located at 6801 South Tucson Way, Centennial, Colorado 80112-3924.

February 13, 2015	PS1132.007